SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  September 9, 1998
                                                         -----------------




                          AMERICAN BINGO & GAMING CORP.
                          -----------------------------
                            (Exact name of registrant
                          as specified in its charter)



          Delaware                   1-13530             74-2723809
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      (State or other             (Commission         (I.R.S. Employer
      jurisdiction of             File Number)       Identification No.)
      incorporation)






1440  Charleston  Highway,  West  Columbia,  South  Carolina        29169
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(Address of principal executive offices)                         (Zip Code)




       Registrant's telephone number, including area code:  (803) 796-7875
                                                            --------------




                                    Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item  5.          Other  Events.
--------          --------------

On September 9, 1998, American Bingo & Gaming Corp. (the "Company") entered into a Letter of Intent with Gary Mike Ehler for the acquisition of six entities, which entities, in the aggregate, operate six bingo centers in Texas. The closing of this transaction is subject to, among other things, the completion of the Company's due diligence of the six entities being acquired and the negotiation and execution of a definitive contract. Of these six bingo centers, three are located in Lubbock, two are located in Amarillo, and one is located in Odessa. The transaction is currently scheduled to close before the end of October 1998.

On September 9, 1998, the Company filed a civil lawsuit in Columbia, South Carolina, against two former directors, Greg Wilson and Robert Hersch, Investors Associates, Inc., which previously served as the Company's underwriter, and two former employees, Roy Stevens and Paul Hermelink. The lawsuit seeks to recover both actual and punitive damages, as well as the return of profits wrongfully obtained and the return of assets, including common stock of the Company, wrongfully acquired, pursuant to various causes of action. The lawsuit alleges, among other things, that the defendants either wasted, misappropriated, diverted and/or acquired certain assets of the Company without payment of consideration to the Company, that defendants Wilson, Hersch and Investors Associates acquired warrants for the Company's common stock issued by the Company for which the defendants did not pay consideration, and that defendants Wilson and Hersch acquired common stock from the Company for which the defendants failed to pay any consideration to the Company.

On September 18, 1998, the Company announced that G. George Fox had resigned from the Company's Board of Directors at a meeting of the Board held on that date. The Company has not yet filled the vacancy on the Board created by the resignation of Mr. Fox.

Item  7.      Exhibits.
-------       --------

99.1          Press  Release  dated  September  22,  1998.

99.2          Press  Release  dated  September  15,  1998.

99.3          Press  Release  dated  September  18,  1998.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       AMERICAN  BINGO  &  GAMING  CORP.
                       ---------------------------------
                       (Registrant)




                         By:  /s/  Andre  M.  Hilliou
                            -------------------------
                         Name:  Andre  M.  Hilliou
                         Title: Chairman  of  the  Board,  President
                                and  Chief  Executive  Officer


Dated:      September  24,  1998
         -----------------------

                          INDEX TO EXHIBITS
                          -----------------


Exhibit
Number           Description
-------  -----------------------------------------------------

   99.1          Press Release dated September 22, 1998.

   99.2          Press Release dated September 15, 1998.

   99.3          Press Release dated September 18, 1998.


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